SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

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                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              April 29, 2005
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                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
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            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01  Regulation FD Disclosure

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                    SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON D.C., 20549


ITEM. 7.01 Regulation FD Disclosure

In response to inquiries, the Company filed the following statement regarding the 13D filed by Franklin Mutual Advisors today.

Weyerhaeuser's Board of Directors and management are committed to enhancing shareholder value. Weyerhaeuser believes it has the best assets in the industry and continually examines ways to optimize returns on its businesses. The Company welcomes the perspective of its shareholders and is open to examining potential value creating strategies.


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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WEYERHAEUSER COMPANY

                                   By    _/s/ Steven J. Hillyard
                                   Its:  Vice President and
                                         Chief Accounting Officer

Date:  April 29, 2005

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